Exhibit 32.1

                                  CERTIFICATION


      I, James C. Mavel, the Chairman, Chief Executive Officer and President of Scan-Optics, Inc. (the "Company") certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

         (i) the Quarterly Report on Form 10-Q of the Company for the period ended June 30, 2003 fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934; and

         (ii) the information contained in such Quarterly Report fairly presents, in all material respects, the financial condition and results of operations of the Company.



Date       August 14, 2003                   By:    /s/ James C. Mavel
           ---------------                          --------------------------
                                                    James C. Mavel
                                                    Chairman, Chief Executive
                                                    Officer and President



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